Mainland China Contribution Plan and Profit Appropriation	12 Months Ended
Dec. 31, 2012
Mainland China Contribution Plan and Profit Appropriation

18. Mainland China contribution plan and profit appropriation

Employees of the Group in the PRC are entitled to retirement benefits calculated with reference to their salaries basis upon retirement and their length of service in accordance with a PRC government-managed retirement plan. The PRC government is directly responsible for the payments of the benefits to these retired employees. The Group is required to make contributions to the government-managed retirement plan based on certain percentages of the employees’ monthly salaries. The amounts contributed by the Group were $1,427,666, $1,752,623 and $1,952,704 for the years ended December 31, 2010, 2011 and 2012, respectively.

In addition, the Group is required by law to contribute medical, unemployment, housing and other statutory benefits based on certain percentages of the employees’ monthly salaries. The PRC government is directly responsible for the payments of the benefits to these employees. The amounts contributed by the Group were $1,361,564, $1,819,388 and $2,036,029 for the years ended December 31, 2010, 2011 and 2012, respectively.

In accordance with relevant PRC Company Law and regulations and the Group’s Articles of Association, the Group’s PRC subsidiaries were required to appropriate 10% of their respective profit after taxation reported in their statutory financial statements prepared under the PRC GAAP to the statutory surplus reserve. The Group has statutory reserve balance of $5,442,682 and $7,547,128 as of December 31, 2011 and 2012, respectively. The appropriation of statutory surplus reserve will cease upon the balance of the statutory surplus reserve reaching 50% of the companies’ registered capital. The statutory surplus reserves may be used to make up losses or for conversion into the shareholders’ equity.